UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HAEMONETICS CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Haemonetics Corporation
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held at 10:00 a.m., July 21, 2011.
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Address
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As part of our efforts to cut unnecessary expenses and conserve the environment, Haemonetics Corporation has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at: http://www.cfpproxy.com/5091
The annual stockholder meeting will be held at 10:00 a.m. on July 21, 2011, at Haemonetics Corporation, 400 Wood Road, Braintree, Massachusetts. The matters to be covered are noted below:
1.	Election of three directors;

2.	To consider and approve the amendment and extension of the Haemonetics Corporation 2005 Long-Term Incentive Compensaton Plan.

3.	Advisory vote to approve the compensation paid Haemonetics Corporations named executive officers.

4.	To recommend, by non-binding vote, the frequency of executive compensation votes.

5.	Appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2012; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof.
The Board of Directors is not aware of any other such business. Stockholder of record at the close of business on June 3, 2011 are entitled to vote at the Meeting.
          Your Board of Directors recommends a vote “FOR” proposals 1, 2, 3, and 5. Your Board recommends a vote of 1 YEAR on proposal 4.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote online, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Stockholder Control Number that can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner.
If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for these reports by July 11, 2011 to facilitate timely delivery, you will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either:
➢	Call our toll-free number, (800) 951-2405; or

➢	Visit our website at http://www.cfpproxy.com/5091; or

➢	Send us an email at fulfillment@rtco.com.
and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.
Directions to the meeting are included in the Notice/Proxy Statement.
We ask that you cast your vote promptly. Due to new regulatory changes that will affect your vote on the election of directors, you must vote your proxy for your shares to be represented and voted for the election of directors. Please help save the company additional solicitation costs by voting today.
Thank you for your continued support!
‘Stockholder Control Number’